UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2015 (April 1, 2015)

GlobeImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35642	84-1353925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Infinite Drive Louisville, CO	80027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 —Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Accountant

On April 1, 2015, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm of GlobeImmune, Inc. (“GlobeImmune”). GlobeImmune’s audit committee of the board of directors approved the dismissal of KPMG.

KPMG’s reports on GlobeImmune’s financial statements for the years ended December 31, 2014 and 2013, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2014, and the subsequent interim period through April 1, 2015, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except for a material weakness in internal controls due to the fact that the Company only has one employee in the accounting and finance department. As a result, the Company was unable to allow for proper segregation of duties and reviews of transactions prior to being entered into the Company’s books and records.

The material weakness has not been remediated as of the date of this Current Report on Form 8-K.

Other than as disclosed above, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

GlobeImmune provided KPMG with a copy of the foregoing disclosures and requested KPMG to furnish GlobeImmune with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the disclosures. A copy of KPMG’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Accountant

On April 1, 2015, GlobeImmune engaged EKS&H LLLP (“EKS&H”) as its new independent registered public accounting firm to act as the principal accountant to audit GlobeImmune’s financial statements. During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through the date of the filing of this Form 8-K, neither GlobeImmune nor anyone on its behalf consulted with EKS&H regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on GlobeImmune’s financial statements and neither a written report nor oral advice was provided to GlobeImmune that EKS&H concluded was an important factor considered by GlobeImmune in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from KPMG LLP, dated April 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobeImmune, Inc.

Dated: April 2, 2015

	By:	/s/ C. Jeffrey Dekker
C. Jeffrey Dekker
Vice President, Finance and Treasurer